EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 25, 2002
Securitized Products Group
                              [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $213,480,800
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-WL1

                 RESIDENTIAL MORTGAGE PASS-THROUGH CERTIFICATES




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 25, 2002
Securitized Products Group
                              [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                           APPROXIMATELY $213,480,800
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-WL1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                                   WELLS FARGO
                                 MASTER SERVICER

      Publicly Offered Certificates - Fixed Rate Residential Mortgage Loans

                PRINCIPAL (1)                      PMT WINDOW      PASS THROUGH                       EXPECTED RATINGS
  CLASS       AMOUNT (APPROX.)     WAL (YRS)        (MONTHS)           RATE         TRANCHE TYPE      [FITCH/MOODY'S]
----------------------------------------------------------------------------------------------------------------------

                                                Senior Combination 1
3A-1 (2)            $206,437,000     5.01             346              WAC             Senior            [AAA/Aaa]
  3B-1                $2,925,890     10.56            346              WAC          Subordinate           [AA/Aa2]
  3B-2                $2,384,050     10.56            346              WAC          Subordinate            [A/A2]
  3B-3                $1,733,860     10.56            346              WAC          Subordinate          [BBB/Baa2]
   3R                      $[50]      --               --               --            Residual           [AAA/Aaa]
----------------------------------------------------------------------------------------------------------------------
  3B-4                $1,083,660         Privately Offered Certificates             Subordinate           [BB/Ba2]
  3B-5                  $758,560                                                    Subordinate            [B/B2]
  3B-6                $1,409,605                                                    Subordinate             [UR]
----------------------------------------------------------------------------------------------------------------------
 Group 1                                    ***NOT OFFERED HEREIN***
----------------------------------------------------------------------------------------------------------------------
 Group 2                                    ***NOT OFFERED HEREIN***

(1) The Certificates (as described herein) are backed by a pool of 30 year fixed rate mortgages. Class sizes are subject to final loan pool size and rating agency approval and may increase or decrease by up to 5%.

(2) Multiple separate senior classes may be created after further structuring discussions.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Depositor:                    Morgan Stanley Dean Witter Capital I Inc.
                              ("MSDWCI").

Master Servicer:              Wells Fargo

Servicers:                    Third Federal Savings and Loan Association of
                              Cleveland

Lead Manager:                 Morgan Stanley

Co-Managers:                  Blaylock & Partners, L.P and Utendahl Capital
                              Partners, L.P.

Trustee:                      Bank One

Rating Agencies:              Fitch and Moody's will rate the Offered
                              Certificates.

Expected Pricing Date:        [TBD]

Closing Date:                 [August 30, 2002]

Distribution Date:            The 25th of each month (or if such day is not a
                              business day, the next succeeding business day), commencing in September 2002.

Certificates:                 The "SENIOR OFFERED CERTIFICATES" will consist of
                              the Class 3A-1, (the "CLASS A OFFERED
                              CERTIFICATES"), and the Class 3R Certificate. The
                              "SUBORDINATE OFFERED CERTIFICATES" will consist of the Class 3B-1, Class 3B-2, and Class 3B-3. The
                              "NON-OFFERED SUBORDINATE CERTIFICATES" will consist of the Class 3B-4, Class 3B-5 and Class
                              3B-6 Certificates. The Senior Offered Certificates and the Subordinate Offered Certificates are collectively referred to as the "OFFERED
                              CERTIFICATES" and with the Non-Offered Subordinate
                              Certificates are collectively referred to herein as the "CERTIFICATES." The Subordinated Offered
                              Certificates and the Non-Offered Subordinate
                              Certificates are collectively referred to as the "SUBORDINATE CERTIFICATES."

Accrued Interest:             The Offered Certificates will settle with accrued
                              interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

Interest Accrual Period:      The interest accrual period with respect to the
                              Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (with interest accruing on a 30/360 basis).

Registration:                 The Offered Certificates will be made available in
                              book-entry form through DTC.

Federal Tax Treatment:        It is anticipated that the Offered Certificates
                              (other than the Class R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificates will be treated as a REMIC residual interest for tax purposes.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ERISA Eligibility:            The Offered Certificates (other than the Class R
                              Certificates) are expected to be ERISA eligible.
                              Prospective investors should review with their legal advisors whether the purchase and holding of such Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificates are not expected to be ERISA eligible.

SMMEA Treatment:              The Class 3A-1 and 3B-1 Certificates are expected
                              to constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment Speed:     The Offered Certificates will be priced to a
                              prepayment speed of 275% PSA.

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the mortgage loans for Group 3
                              described herein is approximately $218,638,214
                              (the "Mortgage Loans"). The Mortgage Loans are non-convertible, mortgage loans with terms generally of 30 years. The Mortgage Loans are secured by first liens on single-family residential properties. These loans have a weighted average seasoning of 20 months. The information related to the Group 3 Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off
                              Date. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE
                              OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING
                              DATE IS SUBJECT TO AN INCREASE OR DECREASE OF 5%
                              FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

Credit Enhancement:           Senior/subordinate, shifting interest structure.
                              The credit enhancement information shown below is subject to final rating agency approval. Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate
                              Certificates, initially 4.75% total subordination.
                              Credit enhancement for the Subordinate Offered
                              Certificates is 3.40% for the Class 3B-1, 2.30% for the Class 3B-2, and 1.50% for the Class 3B-3.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Shifting Interest:            Until the first Distribution Date occurring after
                              Aug 2007, the Subordinate Offered Certificates will be locked out from receipt of unscheduled principal (unless the principal balances of the Senior Offered Certificates are paid down to zero or the credit enhancement percentage represented by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard loan performance triggers
                              (as described in the prospectus supplement), the Subordinate Offered Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                              The prepayment percentages on the Subordinate Certificates are as follows:

                                                               UNSCHEDULED
                              PERIODS:                    PRINCIPAL PAYMENTS (%)
                              --------                    ----------------------
                              Sept 2002 - Aug 2007        0% of Pro Rata Share
                              Sept 2007 - Aug 2008        30% of Pro Rata Share
                              Sept 2008 - Aug 2009        40% of Pro Rata Share
                              Sept 2009 - Aug 2010        60% of Pro Rata Share
                              Sept 2010 - Aug 2011        80% of Pro Rata Share
                              Sept 2011 and after         100% of Pro Rata Share

                              Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Offered Certificates entitled to principal. In the event the current Senior Percentage (aggregate principal balance of the Senior Offered Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Offered Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Offered Certificates will receive all unscheduled prepayments on the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized
Losses:

                              Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior Offered Certificates until each respective class principal balance has been reduced to zero.

                              Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Certificates Priority of
Distributions:

                              Available funds from the Mortgage Loans will be distributed in the following order of priority:

                              1) Senior Offered Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                              2) Class R Certificates, principal, until its balance is reduced to zero;

                              3)    Senior Offered Certificates, Senior
                                    Principal Distribution Amount;

                              4)    Class 3B-1, Class 3B-2 and Class 3B-3
                                    Certificates, in sequential order, accrued and unpaid interest at the respective Pass-Through Rate and the respective share of principal allocable to such Classes;

                              5)    Class 3B-4, Class 3B-5 and Class 3B-6
                                    Certificates, in sequential order, accrued and unpaid interest at the respective Pass-Through Rate and the respective share of principal allocable to such Classes; and

                              6)    Class 3R Certificates, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. SERIES 2002-WL1
        GROUP 3 :THIRD FEDERAL SAVINGS AND LOAN ASSOCIATION OF CLEVELAND
                                   ALL RECORDS
                                   557 RECORDS
                              BALANCE: 218,638,214

Number of Mortgage Loans: 557
Aggregate Principal Balance: 218,638,214
Maximum Balance: 931,104
Minimum Balance: 141,953
Average Current Balance: 392,528
Weighted Average Current Coupon: 7.107
Maximum Current Coupon: 8.250
Minimum Current Coupon: 6.875
Weighted Average Stated Remaining Term: 338
Weighted Average Seasoning: 20
Weighted Average Current LTV: 75.19
Weighted Average FICO: 731
Weighted Average Months Delinquent: 0.0
Percent Owner Occupied: 99.85
Percent First Lien: 100.00
Percent Balloon: 0.00
Percent Interest Collection in Arrears: 100.00
Percent Documentation Level Full Income No Asset: 100.00

2. PRODUCT

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
PRODUCT                        LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                      8   $  2,969,720.00            1.36      7.072             240             213      74.88
Fixed - 25 Year                      4   $  1,267,431.00            0.58      7.038             300             260      67.56
Fixed - 30 Year                    545   $214,401,064.00           98.06      7.108             359             340      75.24
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

3. CURRENT MORTGAGE RATES (%)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
CURRENT MORTGAGE RATES (%)     LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                      284   $110,618,762.00           50.59      6.962             357             335      75.52
7.001 - 7.250                      216   $ 85,442,467.00           39.08      7.161             358             343      74.47
7.251 - 7.500                       28   $ 11,362,375.00            5.20      7.403             355             333      74.88
7.501 - 7.750                       15   $  5,830,043.00            2.67      7.663             358             330      77.04
7.751 - 8.000                        8   $  3,041,553.00            1.39      7.887             359             332      79.10
8.001 - 8.250                        6   $  2,343,015.00            1.07      8.160             360             337      78.04
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 6.875
Maximum: 8.250
Weighted Average: 7.107

4. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
CURRENT MORTGAGE LOAN         MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
PRINCIPAL BALANCE ($)          LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
100,001 - 150,000                    1   $    141,953.00            0.06      7.500             344             323      28.91
200,001 - 250,000                    3   $    697,148.00            0.32      6.997             360             320      48.26
250,001 - 300,000                   24   $  6,961,884.00            3.18      7.117             357             320      72.42
300,001 - 350,000                  220   $ 71,323,177.00           32.62      7.102             356             337      76.71
350,001 - 400,000                  119   $ 44,249,219.00           20.24      7.093             359             339      76.66
400,001 - 450,000                   71   $ 30,095,881.00           13.77      7.109             359             342      73.83
450,001 - 500,000                   43   $ 20,265,064.00            9.27      7.105             357             338      75.44
500,001 - 550,000                   25   $ 13,124,519.00            6.00      7.131             355             338      75.53
550,001 - 600,000                   38   $ 22,146,502.00           10.13      7.100             360             345      72.74
600,001 - 650,000                    1   $    638,538.00            0.29      7.500             360             347      50.08
650,001 - 700,000                    5   $  3,400,762.00            1.56      7.200             357             333      72.59
700,001 - 750,000                    3   $  2,167,535.00            0.99      7.043             360             317      75.77
800,001 - 850,000                    3   $  2,494,928.00            1.14      7.208             360             327      71.40
900,001 - 950,000                    1   $    931,104.00            0.43      7.250             347             324      65.34
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 141,953
Maximum: 931,104
Average: 392,528

5. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE ($)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
ORIGINAL MORTGAGE LOAN        MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
PRINCIPAL BALANCE ($)          LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000                  223   $ 70,952,148.00           32.45      7.101             356             337      76.31
350,001 - 400,000                  136   $ 49,500,219.00           22.64      7.093             358             336      76.44
400,001 - 450,000                   66   $ 27,610,318.00           12.63      7.098             360             343      74.64
450,001 - 500,000                   50   $ 22,820,508.00           10.44      7.119             357             338      74.12
500,001 - 550,000                   27   $ 13,952,879.00            6.38      7.127             360             342      75.44
550,001 - 600,000                   42   $ 24,169,275.00           11.05      7.109             357             341      72.61
600,001 - 650,000                    1   $    638,538.00            0.29      7.500             360             347      50.08
650,001 - 700,000                    4   $  2,701,452.00            1.24      7.251             356             337      71.27
700,001 - 750,000                    2   $  1,416,062.00            0.65      7.127             360             313      76.97
750,001 - 800,000                    2   $  1,450,784.00            0.66      6.940             360             320      75.53
800,001 - 850,000                    1   $    830,457.00            0.38      7.250             360             346      69.20
850,001 - 900,000                    2   $  1,664,472.00            0.76      7.187             360             317      72.50
950,001 - 1,000,000                  1   $    931,104.00            0.43      7.250             347             324      65.34
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 301,000
Maximum: 952,000
Average: 402,641

6. CURRENT LOAN-TO-VALUE RATIO (%)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
CURRENT                       MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
LOAN-TO-VALUE RATIO (%)        LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
25.001 - 30.000                      1   $    141,953.00            0.06      7.500             344             323      28.91
30.001 - 35.000                      1   $    280,228.00            0.13      7.175             360             349      30.29
35.001 - 40.000                      5   $  1,835,601.00            0.84      7.253             356             331      38.08
40.001 - 45.000                      2   $    766,258.00            0.35      7.121             360             340      40.72
45.001 - 50.000                      8   $  3,204,454.00            1.47      7.078             360             344      48.30
50.001 - 55.000                     11   $  4,602,870.00            2.11      7.108             360             335      52.11
55.001 - 60.000                     24   $ 10,143,378.00            4.64      7.101             357             338      57.82
60.001 - 65.000                     25   $  9,761,834.00            4.46      7.140             359             343      62.70
65.001 - 70.000                     50   $ 22,745,511.00           10.40      7.077             354             333      67.52
70.001 - 75.000                     64   $ 24,750,205.00           11.32      7.046             355             333      72.80
75.001 - 80.000                    140   $ 53,417,288.00           24.43      7.102             357             336      77.87
80.001 - 85.000                    213   $ 82,083,084.00           37.54      7.128             359             341      82.83
85.001 - 90.000                     11   $  4,063,989.00            1.86      7.128             358             344      88.03
90.001 - 95.000                      1   $    514,006.00            0.24      7.175             360             347      90.18
95.001 - 100.000                     1   $    327,557.00            0.15      7.625             360             326      99.26
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 28.91
Maximum: 99.26
Weighted Average: 75.19

7. ORIGINAL LOAN-TO-VALUE RATIO (%)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
ORIGINAL                      MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
LOAN-TO-VALUE RATIO (%)        LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                        2   $    829,376.00            0.38      7.119             360             348      38.13
40.01 - 45.00                        2   $    876,593.00            0.40      7.060             360             336      40.22
45.01 - 50.00                        7   $  2,957,591.00            1.35      7.085             360             346      48.51
50.01 - 55.00                       11   $  4,569,092.00            2.09      7.177             359             339      49.22
55.01 - 60.00                       20   $  8,756,191.00            4.00      7.106             359             341      56.71
60.01 - 65.00                       25   $  9,588,067.00            4.39      7.091             358             341      61.17
65.01 - 70.00                       45   $ 20,142,914.00            9.21      7.110             356             337      66.41
70.01 - 75.00                       50   $ 20,511,146.00            9.38      7.042             358             339      71.72
75.01 - 80.00                      133   $ 49,816,162.00           22.78      7.106             357             336      76.51
80.01 - 85.00                      245   $ 94,132,333.00           43.05      7.120             358             339      82.20
85.01 - 90.00                       13   $  4,989,183.00            2.28      7.090             348             327      86.02
90.01 - 95.00                        3   $  1,142,010.00            0.52      7.119             354             339      89.51
100.01 >=                            1   $    327,557.00            0.15      7.625             360             326      99.26
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 38.46
Maximum: 102.24
Weighted Average by Original Balance: 76.88
Weighted Average by Current Balance: 76.93

8. SEASONING (MONTHS)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
SEASONING (MONTHS)             LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
12-Jan                             171   $ 67,551,568.00           30.90      7.095             358             348      75.55
13 - 24                            249   $ 99,204,786.00           45.37      7.118             358             343      75.20
25 - 36                             46   $ 17,362,267.00            7.94      7.227             352             319      77.59
37 - 48                             70   $ 26,867,822.00           12.29      7.017             357             315      74.74
49 - 60                             21   $  7,651,772.00            3.50      7.119             352             302      68.09
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 5
Maximum: 53
Weighted Average: 20

9. REMAINING TERM TO STATED MATURITY (MONTHS)

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
REMAINING TERM                MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
TO STATED MATURITY (MONTHS)    LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
181 - 192                            1   $    334,157.00            0.15      7.000             240             189      69.62
193 - 204                            2   $    872,328.00            0.40      6.969             240             199      76.03
205 - 216                            1   $    323,063.00            0.15      7.500             240             206      79.20
217 - 228                            2   $    656,767.00            0.30      7.058             240             226      79.90
229 - 240                            2   $    783,405.00            0.36      7.051             240             231      69.87
241 - 252                            3   $    937,390.00            0.43      7.078             300             251      68.10
277 - 288                            1   $    330,041.00            0.15      6.925             300             286      66.01
301 - 312                           26   $  9,868,487.00            4.51      7.082             359             310      70.65
313 - 324                           86   $ 33,624,251.00           15.38      7.062             358             320      74.18
325 - 336                           36   $ 13,006,781.00            5.95      7.354             357             330      77.92
337 - 348                          274   $109,041,566.00           49.87      7.116             360             345      75.66
349 - 360                          123   $ 48,859,978.00           22.35      7.063             360             351      75.25
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 189
Maximum: 355
Weighted Average: 338

10. MATURITY DATE

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
MATURITY DATE                  LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
2018                                 2   $    692,457.00            0.32      6.961             240             191      70.68
2019                                 2   $    837,090.00            0.38      7.193             240             205      79.13
2021                                 3   $  1,110,865.00            0.51      7.085             240             227      74.82
2022                                 1   $    329,307.00            0.15      6.950             240             233      73.18
2023                                 3   $    937,390.00            0.43      7.078             300             251      68.10
2026                                 1   $    330,041.00            0.15      6.925             300             286      66.01
2028                                47   $ 18,147,032.00            8.30      7.060             360             312      72.36
2029                                82   $ 31,445,086.00           14.38      7.114             358             323      74.49
2030                                36   $ 13,263,535.00            6.07      7.492             357             336      77.99
2031                               353   $140,554,500.00           64.29      7.080             360             347      75.49
2032                                27   $ 10,990,911.00            5.03      7.063             360             354      75.74
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

11. GEOGRAPHIC DISTRIBUTION BY BALANCE

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
GEOGRAPHIC DISTRIBUTION       MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
BY BALANCE                     LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Ohio                               533   $209,115,415.00           95.64      7.107             357             338      75.48
Florida                             15   $  6,010,290.00            2.75      7.134             360             347      65.52
Kentucky                             9   $  3,512,510.00            1.61      7.064             360             345      74.92
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Number of States Represented: 3

12. PROPERTY TYPE

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
PROPERTY TYPE                  LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            557   $218,638,214.00          100.00      7.107             357             338      75.19
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

13. OCCUPANCY

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
OCCUPANCY                      LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Primary                            556   $218,306,087.00           99.85      7.107             357             338      75.19
Second Home                          1   $    332,127.00            0.15      7.175             360             346      76.18
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

14. PURPOSE REFINANCE SUMMARY

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
PURPOSE REFINANCE SUMMARY      LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Purchase                           290   $110,741,876.00           50.65      7.136             358             337      77.61
Refinance - Rate Term              168   $ 67,870,152.00           31.04      7.073             357             338      72.31
Refinance - Cashout                 99   $ 40,026,186.00           18.31      7.086             356             338      73.40
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

15. FICO SCORE

                                                           % OF MORTGAGE
                                                              POOL BY      WEIGHTED
                               NUMBER     CUT-OFF DATE     CUT-OFF DATE     AVERAGE     WEIGHTED        WEIGHTED      WEIGHTED
                                 OF        AGGREGATE         AGGREGATE       GROSS       AVERAGE         AVERAGE       AVERAGE
                              MORTGAGE     PRINCIPAL         PRINCIPAL     INTEREST     ORIGINAL        REMAINING      CURRENT
FICO SCORE                     LOANS       BALANCE ($)        BALANCE      RATE (%)   TERM (MONTHS)   TERM (MONTHS)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------
1 - 540                              3   $  1,205,381.00            0.55      7.054             360             335      70.73
541 - 580                            4   $  1,480,345.00            0.68      7.286             360             341      75.35
581 - 620                           11   $  4,575,498.00            2.09      7.085             360             338      76.05
621 - 660                           35   $ 14,735,280.00            6.74      7.165             357             333      74.29
661 - 700                           88   $ 36,334,212.00           16.62      7.076             355             334      76.08
701 - 740                          135   $ 50,956,285.00           23.31      7.121             358             339      75.20
741 - 780                          203   $ 79,094,319.00           36.18      7.103             357             338      74.68
781 - 820                           78   $ 30,256,895.00           13.84      7.100             359             341      75.93
                              --------   ---------------   -------------   --------   -------------   -------------   --------
TOTAL:                             557   $218,638,214.00          100.00      7.107             357             338      75.19

Minimum: 531
Maximum: 816
Weighted Average: 731